UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2006

Odimo Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51161	223607813
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14051 N.W. 14th Street, Sunrise, Florida		33323
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-835-2233

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 Financial Statements and Exhibits.

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Odimo Incorporated ("Odimo" or the "Company")on May 12, 2006, to include the unaudited pro-forma financial information required pursuant to Article 11 of Regulation S-X.

(b) Unaudited Pro Forma Financial Information
The unaudited pro forma consolidated condensed financial statements of Odimo Incorporated for the year ended December 31, 2005 and as of and for the three months ended March 31, 2006 are presented to show the effects of the disposition of the diamond and jewelry operations resulting from the sale by Odimo of certain specified assets to Ice.com, Inc. ("Ice.com"), including the domain name www.diamond.com, pursuant to the terms of that certain Asset Purchase Agreement dated as of May 11, 2006 by and among Odimo, Ice.com, and Ice Diamond, LLC. The pro forma financial statements are presented assuming that the disposition had occurred effective: (i) as of the beginning of each period in the accompanying statements of operations; and (ii) as of March 31, 2006 in the accompanying balance sheet. These pro forma financial statements are filed as Exhibit 99.1 hereto.

The unaudited pro forma consolidated condensed financial statements of Odimo filed herewith have been prepared and should be read in conjunction with the historical consolidated financial statements and related notes thereto and the "Management’s Discussion and Analysis of Financial Condition and Results of Operations" included in Odimo's Annual Report on Form 10-K for the year ended December 31, 2005 and Odimo's Quarterly Report on Form 10-Q as of March 31, 2006, filed with the Securities and Exchange Commission ("SEC").

Unaudited pro forma consolidated condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the results that actually would have been realized had the assets been sold during these periods. Additionally, the future consolidated financial position and results of operations may differ.

To the extent that this pro forma financial information is forward looking, it is made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect assumptions and involve a number of risks and uncertainties, which may be beyond the Company’s control, including the "Risk Factors" discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and the Company’s other filings with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Odimo Incorporated

July 21, 2006	By:	Amerisa Kornblum

Name: Amerisa Kornblum
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Unaudited Pro Forma Financial Information